ISDA®
International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the

Master Agreement

dated as of March 31, 2008

between

LEHMAN BROTHERS SPECIAL FINANCING INC.	WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE OF THE TRUST FOR STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-1
Party A	Party B

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without further action by either party.

Copyright © 1994 by International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX
Elections and Variables
dated as of March 31, 2008
between
LEHMAN BROTHERS SPECIAL FINANCING INC.
(hereinafter referred to as “Party A” or “Pledgor”)
and
WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE OF THE TRUST FOR STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN
TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-1
(hereinafter referred to as “Party B” or “Secured Party”)

Paragraph 13. Elections and Variables

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A, not applicable.

With respect to Party B, not applicable.

(b)	Credit Support Obligations.

(i) Delivery Amount, Return Amount and Credit Support Amount

(A)
“Delivery Amount” has the meaning specified in Paragraph 3(a), provided that the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date”; and provided further that the Delivery Amount shall be calculated with respect to collateral posting required by each Rating Agency by using (i) such Rating Agency’s applicable Valuation Percentages to determine Value and (ii) the Credit Support Amount related to such Rating Agency. The Delivery Amount shall be the greatest of such calculated amounts.

(B)
“Return Amount” has the meaning specified in Paragraph 3(b), provided that the Return Amount shall be calculated with respect to collateral posting required by each Rating Agency by using (i) such Rating Agency’s applicable Valuation Percentages to determine Value and (ii) the Credit Support Amount related to such Rating Agency. The Return Amount shall be the least of such calculated amounts.

(C)	“Credit Support Amount” has the meaning specified in Paragraph 13(p).

(ii)
Eligible Collateral. At such time as Party A is required to post collateral, the following items will qualify as “Eligible Collateral” (together with such other collateral types (and related valuation percentages) subject to the Rating Agency Condition):

	Collateral Type	Valuation Percentage for S&P Collateralization Event	Valuation Percentage for S&P Ratings Event	Valuation Percentage for Moody’s First Trigger Credit Support Amount	Valuation Percentage for Moody’s second Trigger Credit Support Amount

(A)	Cash.	100%	80%	100%	100%

(B)	Fixed rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year.	98%	78.44%	100%	100%

(C)	Fixed rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than five years.	98%	78.44%	100%	94%

(D)	Fixed rate negotiable debt obligations issued by the U.S. Treasury department having a remaining maturity on such date of more than five years but no more than ten years.	92.60%	74.1%	100%	94%

(D)	Fixed rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years.	88.6%	70.9%	100%	87%

(E)	Other. Other items of Credit Support subject to the Rating Agency Condition.	% to be determined	% to be determined	% to be determined	% to be determined

(iii)	Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified: Not applicable.

(iv)	Thresholds.

(A)	“Independent Amount” shall not be applicable with respect to Party A or Party B unless otherwise specified in a Confirmation.

(B)
“Threshold” means, with respect to Party A, infinity, provided that if a Collateralization Event or a Ratings Event has occurred and is continuing, the Threshold with respect to Party A shall be zero, except that the Threshold in respect of Party A shall be infinity so long as

(i) no S&P Collateralization Event has occurred and is continuing (x) for at least 10 Local Business Days or (y) since this Credit Support Annex was executed, and no S&P Ratings Event has occurred and been continuing,

(ii)(A) less than 30 Local Business Days have lapsed since the last time no Moody’s Collateralization Event had occurred and was continuing and (B) no Moody’s Collateralization Event had occurred when this Annex was executed

(C)
“Minimum Transfer Amount” means, with respect to a party, $100,000; provided, however, that if the aggregate Principal Balance of the Certificates rated by S&P ceases to be more than $50,000,000, then the Minimum Transfer Amount shall mean $50,000.

(D)	“Rounding”. The Delivery Amount will be rounded up to the nearest integral multiple of $1,000 and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(v)
“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f)(B)[Calculations] of the Schedule is deleted)” shall be inserted and (2) at the end of such definition, the words “with terms substantially the same as those of this Agreement.”

(c)	Valuation and Timing.

(i)	“Valuation Agent” means Party A.

(ii)	“Valuation Date” means, for purposes of each time that Party A is required to post collateral pursuant to this Credit Support Annex, each Local Business Day.

(iii)
“Valuation Time” means the close of business in the location where the relevant product is traded, provided that the calculations of Value and Exposure will made as of approximately the same time on the same date.

(iv)	“Notification Time” means 3:00 p.m., New York time, on a Local Business Day.

(v)	Calculation of Value. For purposes of the calculation of “Value”, the term “applicable Valuation Percentage” shall mean

(A) as long as an S&P Collateralization Event has occurred and is continuing (x) for 10 Local Business Days or (y) since this Credit Support Annex was executed, and no S&P Ratings Event has occurred and been continuing the valuation percentage set forth for the applicable collateral item in Paragraph 13(b)(ii) under the heading “Valuation Percentage for S&P Collateralization Event” (“S&P Collateralization Event Valuation Percentage”);

(B) as long as an S&P Ratings Event has occurred and is continuing for 10 Local Business Days the valuation percentage set forth for the applicable collateral item in Paragraph 13(b)(ii) under the heading “Valuation Percentage for S&P Ratings Event” (“S&P Ratings Event Valuation Percentage”);

(C) as long as a Moody’s Collateralization Event has occurred and is continuing for 30 days the valuation percentage set forth for the applicable collateral item in Paragraph 13(b)(ii) under the heading “Valuation Percentage for Moody’s First Trigger Credit Support Amount” (“Moody’s First Collateralization Event Valuation Percentage”);

(D) as long as a Moody’s Ratings Event has occurred and is continuing for 30 calendar days the valuation percentage set forth for the applicable collateral item in Paragraph 13(b)(ii) under the heading “Valuation Percentage for Moody’s Ratings Event Credit Support Amount” (“Moody’s Ratings Event Valuation Percentage”);

provided that the calculation of Value shall not include any Valuation Percentage that pertains to the Rating Agency not then rating the Certificates.

(vi)	The amount of “Value” with respect to Cash in Paragraph 12 shall be the Amount thereof multiplied by the applicable Valuation Percentage.

(d)	Conditions Precedent and Secured Party’s Rights and Remedies. There will be no Specified Conditions for Party A and Party B.

(e)	Substitution

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	“Consent.” The Pledgor need not obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d).

(f)	Dispute Resolution

(i)	“Resolution Time” means 1:00 p.m. on the Local Business Day following the date on which notice is given that gives rise to a default.

(ii)	Value. For the purpose of Paragraph 5(i)(c) and 5(ii), the Value of Posted Credit Support will be calculated as follows:

With respect to any Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii) (referred to herein as “Collateral Obligations”) the sum of (I)(x) the bid price quoted on such date by a mutually acceptable principal market maker for such Collateral Obligations, or (y) if no such quotation is available from a principal market maker for such date, such bid price as of the day, next preceding such date, on which such quotation was available, in either case multiplied by the applicable Valuation Percentage, plus (II) the accrued interest on such Collateral Obligations (except to the extent Transferred to a party pursuant to any applicable section of this Agreement or included in the applicable price referred to in (I) of this Clause) as of such date.

With respect to any Cash, the face amount thereof multiplied by the applicable Valuation Percentage.

(iii)	“Alternative.” Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	“Eligibility to Hold Posted Collateral; Custodians.”

Party B and or its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

(1)
The Custodian is a bank or trust company located in the United States having (x) total assets of at least $250,000,000 and (y) a Short-term Rating or counterparty rating of “Prime-1” from Moody’s; “A-1” from Standard & Poor’s (or if such Custodian has no Short-term Rating, a Long-term Rating of “A+” or above).

Initially, the Custodian for Party B is: the Trustee under the Trust Agreement. If the Custodian ceases to meet the requirements set forth in sub-clause (1)(y) above, Party B shall cause any Posted Collateral to be removed to another entity satisfying such credit ratings set forth in sub-clause (1)(y) above within 60 calendar days from the time such Custodian failed to be so eligible.

(ii)	“Use of Posted Collateral” The provisions of Paragraph 6(c) will not apply with respect to the collateral posted by Party A.

(iii)   Notice. If a party or its Custodian fails to meet the criteria for eligibility to hold (or, in the case of a party, to use) Posted Collateral set forth in this Paragraph 13(g), such party shall promptly notify the other party of such ineligibility.

(iv)	The Custodian for Party B shall hold all Eligible Credit Support in an account segregated from the Swap Account, as defined in the related Trust Agreement.

(h)	Distributions and Interest Amount.

(i)
“Interest Rate.”  The Interest Rate shall be the actual interest rate achieved on Posted Collateral in the form of Cash that is held by Party B’s Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody’s or Aaa by Moody’s, as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party or (y) an Early Termination Date has been designated, in which case such Posted Collateral shall be held uninvested). Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in the overnight investments described immediately above as directed by Party A shall be for the account of Party A. If no investment direction is received, the Posted Collateral in the form of Cash shall be held uninvested.

(ii)
“Transfer of Interest Amount.” The Transfer of the Interest Amount will be made on the second Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), in each case to the extent that a Delivery Amount would not be created or increased by that Transfer, provided that Party B shall not be obliged to so Transfer any Interest Amount unless and until it has earned and received such interest.

(iii)	“Alternative to Interest Amount.” The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). Not applicable.

(j)	“Other Eligible Support and Other Posted Support.”

(i)	“Value” with respect to Other Eligible Support and Other Posted Support means: Not applicable.

(ii)	“Transfer” with respect to Other Eligible Support and Other Posted Support means: Not applicable.

(k)	Demands and Notices. All demands, specifications and notices made by a party to this Annex will be made pursuant to the Notices Section of this Agreement.

(l)	Addresses for Transfers. As agreed upon between the parties from time to time.
(m)
Costs of Transfer on Exchange. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor.

(n)   Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital of this Annex, Paragraph 1(b) or Paragraph 2 of the definitions in Paragraph 12, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to post Eligible Credit Support hereunder. Party A also agrees that it shall pay all costs of transferring Eligible Credit Support required to be delivered by Party A hereunder.

(o)
Cumulative Rights. The rights, powers and remedies of the Secured Party under this Annex shall be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statue or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Credit Support created pursuant to this Annex.

(p)
“Credit Support Amount” shall be (a) with respect to Moody’s, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, as applicable, (b) with respect to S&P, the S&P Credit Support Amount.

(i) With respect to Moody’s:

(I)  “Moody’s First Trigger Credit Support Amount” means, (A) for any Valuation Date on which the Threshold in respect of Party A is zero and on which (A) a Moody’s Collateralization Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (B) (i) no Moody’s Ratings Event has occurred and is continuing or (ii) less than 30 Local Business Days have elapsed since the last time no Moody’s Ratings Event had occurred and was continuing, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s aggregate Exposure for all Transactions and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction; or (B) for any other Valuation Date, zero.

The “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

[the lesser of (x) the product of 151 and DV01 for such Transaction and such Valuation Date and (y) the product 0.022 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.]3

[the product of the applicable Moody’s First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.]4

1 If weekly valuation used, change to 25.
2 If weekly valuation used, change to 0.04.
3 If Moody’s First Trigger Credit Support Amount is calculated using DV01.
4 If Moody’s First Trigger Credit Support Amount is calculated without using DV01.

“DV01” means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party’s Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

(II)“Moody’s Second Trigger Credit Support Amount” means, (A) for any Valuation Date where the Threshold in respect of Party A is zero and on which it is the case that a Moody’s Rating Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of Moody’s Additional Rating Amounts for all Transactions5; or (B) for any other Valuation Date, zero.

For the purposes of this definition, the “Moody’s Additional Rating Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge,

[the lesser of (i) the product of 506 and DV01 for such Transaction and such Valuation Date and (ii) the product of 0.087 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]8

[the product of the applicable Moody’s Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]9 or if such Transaction is a Transaction-Specific Hedge,

[the lesser of (i) the product of 6510 and DV01 (as defined in Paragraph 13(p)(ii)(I) above) for such Transaction and such Valuation Date and (ii) the product of 0.111 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]12

[the product of the applicable Moody’s Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;]13 or

“ Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

5 Confirm that ISDA only covers collateralizable transactions.
6 If weekly valuation used, use 60.
7 If weekly valuation used, use 0.09.
8 If Moody’s Second Trigger Credit Support Amount for a fixed schedule swap is calculated using DV01.
9 If Moody’s Second Trigger Credit Support Amount for a fixed schedule swap is calculated without using DV01.
10 If weekly valuation used, use 75.
11 If weekly valuation used, use 0.11.
12 If Moody’s Second Trigger Credit Support Amount for a Transaction-Specific Hedge is calculated using DV01.
13 If Moody’s Second Trigger Credit Support Amount for a Transaction-Specific Hedge is calculated without using DV01.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

(ii) With respect to S&P:

“S&P Credit Support Amount” means, for any Valuation Date where the Threshold in respect of Party A is zero, (x) where an S&P Collateralization Event has occurred and been continuing (a) for at least 10 Business Days or (b) since this Credit Support Annex was executed, and no S&P Ratings Event has occurred and been continuing, the greater of zero and 100% of the Secured Party’s Exposure or (y) where a Ratings Event with respect to S&P has occurred and is continuing for at least 10 Business Days, an amount equal to the greater of zero and 125% of the Secured Party’s Exposure

(q)
 Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by the Trustee not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Trust Agreement; unless the Trustee was grossly negligent or acted with willful misconduct.

The parties executing this Credit Support Annex have executed the Master Agreement and have agreed as to the contents of this Credit Support Annex.

LEHMAN BROTHERS SPECIAL FINANCING INC.	WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE OF THE TRUST FOR STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-1
Party A	Party B

Name:	Name:
Title:	Title:
Date:	Date:

Table 1

Moody’s First Trigger Factor
[If “Valuation Date” means each Local Business Day, the “Daily Collateral Posting” column will apply and the Weekly Collateral Posting Column will be deleted.]
[If “Valuation Date” means the first Local Business Day in each week, the “Weekly Collateral
Posting” column will apply and the Daily Collateral Posting Column will be deleted.]

Remaining Weighted Average Life of Hedge in Years	[Daily Collateral Posting	[Weekly Collateral Posting
1 or less	0.15%	0.25%
More than 1 but not more than 2	0.30%	0.50%
More than 2 but not more than 3	0.40%	0.70%
More than 3 but not more than 4	0.60%	1.00%
More than 4 but not more than 5	0.70%	1.20%
More than 5 but not more than 6	0.80%	1.40%
More than 6 but not more than 7	1.00%	1.60%
More than 7 but not more than 8	1.10%	1.80%
More than 8 but not more than 9	1.20%	2.00%
More than 9 but not more than 10	1.30%	2.20%
More than 10 but not more than 11	1.40%	2.30%
More than 11 but not more than 12	1.50%	2.50%
More than 12 but not more than 13	1.60%	2.70%
More than 13 but not more than 14	1.70%	2.80%
More than 14 but not more than 15	1.80%	3.00%
More than 15 but not more than 16	1.90%	3.20%
More than 16 but not more than 17	2.00%	3.30%
More than 17 but not more than 18	2.00%	3.50%
More than 18 but not more than 19	2.00%	3.60%
More than 19 but not more than 20	2.00%	3.70%
More than 20 but not more than 21	2.00%	3.90%
More than 21 but not more than 22	2.00%	4.00%
More than 22 but not more than 23	2.00%	4.00%
More than 23 but not more than 24	2.00%	4.00%
More than 24 but not more than 25	2.00%	4.00%
More than 25 but not more than 26	2.00%	4.00%
More than 26 but not more than 27	2.00%	4.00%
More than 27 but not more than 28	2.00%	4.00%
More than 28 but not more than 29	2.00%	4.00%
More than 29	2.00%]	4.00%]

Table 2

Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts
[If “Valuation Date” means each Local Business Day, the “Daily Collateral Posting” column will apply and the Weekly Collateral Posting Column will be deleted.]
[If “Valuation Date” means the first Local Business Day in each week, the “Weekly Collateral
Posting” column will apply and the Daily Collateral Posting Column will be deleted.]

Remaining Weighted Average Life of Hedge in Years	[Daily Collateral Posting	[Weekly Collateral Posting
1 or less	0.50%	0.60%
More than 1 but not more than 2	1.00%	1.20%
More than 2 but not more than 3	1.50%	1.70%
More than 3 but not more than 4	1.90%	2.30%
More than 4 but not more than 5	2.40%	2.80%
More than 5 but not more than 6	2.80%	3.30%
More than 6 but not more than 7	3.20%	3.80%
More than 7 but not more than 8	3.60%	4.30%
More than 8 but not more than 9	4.00%	4.80%
More than 9 but not more than 10	4.40%	5.30%
More than 10 but not more than 11	4.70%	5.60%
More than 11 but not more than 12	5.00%	6.00%
More than 12 but not more than 13	5.40%	6.40%
More than 13 but not more than 14	5.70%	6.80%
More than 14 but not more than 15	6.00%	7.20%
More than 15 but not more than 16	6.30%	7.60%
More than 16 but not more than 17	6.60%	7.90%
More than 17 but not more than 18	6.90%	8.30%
More than 18 but not more than 19	7.20%	8.60%
More than 19 but not more than 20	7.50%	9.00%
More than 20 but not more than 21	7.80%	9.00%
More than 21 but not more than 22	8.00%	9.00%
More than 22 but not more than 23	8.00%	9.00%
More than 23 but not more than 24	8.00%	9.00%
More than 24 but not more than 25	8.00%	9.00%
More than 25 but not more than 26	8.00%	9.00%
More than 26 but not more than 27	8.00%	9.00%
More than 27 but not more than 28	8.00%	9.00%
More than 28 but not more than 29	8.00%	9.00%
More than 29	8.00%]	9.00%]

Table 3

Moody’s Second Trigger Factor for Transaction-Specific Hedges
[If “Valuation Date” means each Local Business Day, the “Daily Collateral Posting” column will apply and the Weekly Collateral Posting Column will be deleted.]
[If “Valuation Date” means the first Local Business Day in each week, the “Weekly Collateral
Posting” column will apply and the Daily Collateral Posting Column will be deleted.]

Remaining Weighted Average Life of Hedge in Years	[Daily Collateral Posting	[Weekly Collateral Posting
1 or less	0.65%	0.75%
More than 1 but not more than 2	1.30%	1.50%
More than 2 but not more than 3	1.90%	2.20%
More than 3 but not more than 4	2.50%	2.90%
More than 4 but not more than 5	3.10%	3.60%
More than 5 but not more than 6	3.60%	4.20%
More than 6 but not more than 7	4.20%	4.80%
More than 7 but not more than 8	4.70%	5.40%
More than 8 but not more than 9	5.20%	6.00%
More than 9 but not more than 10	5.70%	6.60%
More than 10 but not more than 11	6.10%	7.00%
More than 11 but not more than 12	6.50%	7.50%
More than 12 but not more than 13	7.00%	8.00%
More than 13 but not more than 14	7.40%	8.50%
More than 14 but not more than 15	7.80%	9.00%
More than 15 but not more than 16	8.20%	9.50%
More than 16 but not more than 17	8.60%	9.90%
More than 17 but not more than 18	9.00%	10.40%
More than 18 but not more than 19	9.40%	10.80%
More than 19 but not more than 20	9.70%	11.00%
More than 20 but not more than 21	10.00%	11.00%
More than 21 but not more than 22	10.00%	11.00%
More than 22 but not more than 23	10.00%	11.00%
More than 23 but not more than 24	10.00%	11.00%
More than 24 but not more than 25	10.00%	11.00%
More than 25 but not more than 26	10.00%	11.00%
More than 26 but not more than 27	10.00%	11.00%
More than 27 but not more than 28	10.00%	11.00%
More than 28 but not more than 29	10.00%	11.00%
More than 29	10.00%]	11.00%]